   As filed with the Securities and Exchange Commission on January 13, 1999

                                             Registration Statement No. 333-1176
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                        POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              --------------------

                            PEOPLE'S BANCSHARES, INC.
             (Exact name of Registrant as specified in its charter)

       MASSACHUSETTS                               6712                       04-3272233
(State or Other Jurisdiction of        (Primary Standard Industrial        (I.R.S. Employer
Incorporation or Organization)          Classification Code Number)       Identification No.)

                               545 PLEASANT STREET
                        NEW BEDFORD, MASSACHUSETTS 02740
                                 (508) 991-2601
                   (Address, including zip code, and telephone
                         number, including area code of
                        Registrant's principal executive
                                     office)

                             RICHARD S. STRACZYNSKI
                      President and Chief Executive Officer
                            PEOPLE'S BANCSHARES, INC.
                               545 Pleasant Street
                        New Bedford, Massachusetts 02740
                                 (508) 991-2601
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                    Copy to:
                              REGINA M. PISA, P.C.
                             Goodwin, Procter & Hoar
                                 Exchange Place
                                Boston, MA 02109
                                 (617) 570-1525

                              --------------------

Approximate date of commencement of proposed sale to the public: From time to time after this Registration Statement becomes effective.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] __________

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] __________

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                     --------------------------------------

================================================================================

                            PEOPLE'S BANCSHARES, INC.
                          DEREGISTRATION OF SECURITIES

                           --------------------------

     People's Bancshares, Inc., (the "Registrant") previously filed Registration Statement No. 333-1176 on Form S-3 (the "Registration Statement") covering 188,593 shares of its common stock, $.10 par value per share (the "Common Stock"). The Registrant hereby files this Post-Effective Amendment No. 1 to the Registration Statement to withdraw from registration and deregister all shares of its common stock originally covered by the Registration Statement which have not been issued thereunder.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of New Bedford, Commonwealth of Massachusetts, on January 8, 1999

                                          PEOPLE'S BANCSHARES, INC.

                                          By: /s/ Richard S. Straczynski
                                             ----------------------------------
                                                Richard S. Straczynski
                                                President, Chief Executive
                                                Officer and Director

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 has been signed by the following persons in the capacities and on the dates indicated.

       SIGNATURE               TITLE                           DATE
       ---------               -----                           ----

/s/ Richard S. Straczynski     President, Chief Executive       January 8, 1999
--------------------------     Officer and Director
Richard S. Straczynski         (principal executive officer)


/s/ Colin C. Blair             Vice President, Treasurer        January 8, 1999
--------------------------     and Chief Financial Officer
Colin C. Blair                 (principal financial and
                               accounting officer)


         *                     Director                         January 8, 1999
--------------------------
Frederick W. Adami, III


                               Director                         January 8, 1999
--------------------------
Virginia M. Burke

                               Director                         January 8, 1999
--------------------------
B. Benjamin Cavallo

       SIGNATURE               TITLE                           DATE
       ---------               -----                           ----

         *                     Director                        January 8, 1999
------------------------
John R. Eaton


         *                     Director                        January 8, 1999
------------------------
Terrence Gomes


         *                     Director                        January 8, 1999
------------------------
Dr. Loring C. Johnson


         *                     Director                        January 8, 1999
------------------------
Richard D. Matthews


                               Director                        January 8, 1999
------------------------
Scott W. Ramsay


         *                     Director                        January 8, 1999
------------------------
Gerald R. Rodman


         *                     Director                        January 8, 1999
------------------------
Davis H. Scudder


                               Director                        January 8, 1999
------------------------
Stanley D. Siskind


*By: /s/ Colin C. Blair
    --------------------
    Colin C. Blair
    Attorney in Fact